EXHIBIT 10.29

AMENDMENT NO. 3 TO TERM LOAN AGREEMENT AND AMENDMENT NO. 1 TO SUBORDINATED GUARANTY AND SECURITY AGREEMENT

This AMENDMENT NO. 3 TO TERM LOAN AGREEMENT AND AMENDMENT NO. 1 TO SUBORDINATED GUARANTY AND SECURITY AGREEMENT (this “Amendment”) is entered into as of November 16, 2007 by and among BURLINGTON MORELOS, S.A DE C.V., a Mexican stock limited liability corporation (the “Borrower”), the other Credit Parties signatory hereto, GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, for itself and as Agent, and the other Lenders signatory hereto. Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them in to the Guaranty and Security Agreement (as hereinafter defined).

R E C I T A L S:

WHEREAS, Borrower, the Agent and the Lenders entered into the Term Loan Agreement dated as of December 29, 2006 (as amended, supplemented, restated or otherwise modified from time to time, the “Term Loan Agreement”);

WHEREAS, in connection with the Term Loan Agreement, the other Credit Parties and the Agent entered into the Subordinated Guaranty and Security Agreement dated as of December 29, 2006 (as amended, supplemented, restated or otherwise modified from time to time, the “Guaranty and Security Agreement”);

WHEREAS, the parties to the Term Loan Agreement and Guaranty and Security Agreement have agreed to a limited waiver and amendment to the Term Loan Agreement and Guaranty and Security Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1 Amendments to the Term Loan Agreement.

1.1 Section 1.59 of the Term Loan Agreement is hereby amended and restated in its entirety to read as follows:

“‘Guarantor’ means each of the U.S. Affiliates, each Subsidiary Guarantor, and each other entity that becomes party to the Subsidiary Guaranty or the Affiliate Guaranty and Security Agreement after the date hereof.”

1.2 Section 1.141 of the Term Loan Agreement is hereby amended and restated in its entirety to read as follows:

“‘U.S. Affiliates’ means each of Parent, ITG Holdings, Inc., Burlington Industries LLC, Carlisle Finishing LLC, Cone Denim LLC, Cone Jacquards LLC, Automotive Safety Components International, Inc., Safety Components Fabric Technologies, Inc., International Textile Group Acquisition Group LLC, WLR Cone Mills IP, Inc., Cone Acquisition LLC, Cone International Holdings, Inc., Burlington International Services Company, Apparel Fabrics

Properties, Inc., BI Properties I, Inc., Burlington Apparel Services Company, BILLC Acquisition LLC, Burlington Worldwide, Inc., ASCI Holdings Mexico (DE), Inc., ASCI Holdings Czech (DE), Inc., ASCI Holdings Germany (DE), Inc., ASCI Holdings UK (DE), Inc., ASCI Holdings Asia Pacific (DE), LLC, Cone Administrative and Sales LLC, Cone Denim White Oak LLC, Cliffside Denim LLC, Burlington Industries IV LLC, Burlington Industries V LLC, Cone International Holdings II, Inc., BWW CT, Inc., Valentec Wells, LLC and each other entity organized under the laws of the United States that becomes party to the Affiliate Guaranty and Security Agreement after the date hereof.”

1.3 Section 10.10(a) of the Term Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(a) any Guarantor from its guaranty of any Obligation if all of the Equity Interests of such Guarantor owned by any Credit Party are sold or transferred in a transaction permitted under the Loan Documents (including pursuant to a waiver or consent), to the extent that, after giving effect to such transaction, such Guarantor would not be required to guaranty any Obligations pursuant to Section 6.12 or any other Loan Document; and”

2 Amendments to the Guaranty and Security Agreement.

2.1 The first paragraph of the Guaranty and Security Agreement is hereby amended to add the following new sentence thereto at the end of such paragraph:

“As used herein, the terms “Grantor,” “Guarantor” and “Guarantors” shall (i) exclude any Grantor and/or Guarantor that has been released as a Grantor and/or Guarantor under this Agreement in accordance with Section 10.10 of the Credit Agreement effective on and after the date any such Grantor and/or Guarantor is released in accordance with such Section, and (ii) include any Subsidiary of any Grantor and/or Guarantor that has been added as a Grantor and/or Guarantor under this Agreement in accordance with Section 8.6 on and after the date any such Grantor and/or Guarantor is added in accordance with such Section.”

2.2 Section 1.1 of the Guaranty and Security Agreement is hereby amended to add the following defined terms in the proper alphabetical order:

“‘ASCI Credit Party’ means each of Automotive Safety Components International, Inc., ASCI Holdings Mexico (DE), Inc., ASCI Holdings U.K. (DE), Inc., ASCI Holdings Asia Pacific (DE), Inc., ASCI Holdings Germany (DE), Inc., ASCI Holdings Czech (DE), Inc., Automotive Safety Components International Verwaltungs GmbH, Automotive Safety Components International GmbH and Co. KG and Automotive Safety Components International Limited.

‘ASCI Transfer Date’ has the meaning specified in Section 2.8.

‘First Amendment’ means that certain Amendment No. 3 to Term Loan Agreement and Amendment No. 1 to Subordinated Guaranty and Security Agreement dated as of November 16, 2007, by and among Borrower, the other Credit Parties, Agent and the other Lenders signatory thereto.

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‘New Narricot’ means a newly formed entity into which Narricot Industries LP will contribute certain assets in accordance with the Permitted Reorganization Transactions.

‘Permitted Reorganization Transactions’ means a series of transactions effected by ITG among itself and certain of its Subsidiaries and BST and its subsidiaries as described in the step plan dated November 1, 2007 entitled “ITG Legal Entity Realignment” prepared by Ernst & Young, attached to the First Amendment as Schedule D as such step plan may be modified from time to time so long as in the case of any such modification that is materially adverse to the Lenders, the Required Lenders approved such modification.”

2.3 Article II of the Guaranty and Security Agreement is hereby amended to add the following new Section 2.8 immediately following Section 2.7:

“Section 2.8. Addition or Release of Grantors and Other Credit Parties. (a) Upon written notice by ITG to the Agent made on the effective date of the transfer (the “ASCI Transfer Date”) of the Shares of Automotive Safety Components International, Inc. by ITG pursuant to the Permitted Reorganization Transactions, all of the ASCI Credit Parties shall be automatically and immediately released from all of their obligations as Credit Parties (including, without limitation, as a “Grantor” or otherwise) hereunder and under all of the other Loan Documents and all Liens held by the Agent for the benefit of the Secured Parties on any Collateral of any ASCI Credit Party shall be automatically and immediately released (except with respect to any Share or Stock Equivalents in New Narricot received by ITG in connection with the Permitted Reorganization Transactions).

In connection with the foregoing, the Agent shall (A) provide to ITG on the ASCI Transfer Date (so long as ITG has provided the Agent at least five days advance notice of the proposed ASCI Transfer Date (or such shorter period of time as the Agent shall agree)) the Lien releases and terminations and other documents listed on Schedule A to the First Amendment, (B) return to ITG the Shares or Stock Equivalents or other physical collateral held by the Agent listed on Schedule B to the First Amendment and (C) take such other action as is reasonably requested by ITG to give effect to the releases contemplated pursuant to this Section. Each of the Secured Parties hereby authorizes and directs the Agent to take any and all such action.

(b) On or prior to the ASCI Transfer Date, New Narricot will execute and deliver or cause to be delivered to Agent the documents and instruments listed on Schedule C to the First Amendment, including a joinder agreement in accordance with Section 8.6 pursuant to which it will become a “Grantor” hereunder.”

3 Representations and Warranties. In order to induce Agent and the Lenders to enter into this Amendment, the Borrower and each other Credit Party represents and warrants to Agent and each Lender (which representations and warranties shall survive the execution and delivery of this Amendment), that:

(a) the execution, delivery and performance by each Credit Party of this Amendment has been duly authorized by all necessary corporate and partnership action and this Amendment is a legal, valid and binding obligation of such Credit Party enforceable against such Credit Party in accordance with its terms; and

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(b) upon the effectiveness of this Amendment, all of the representations and warranties contained in the Term Loan Agreement and in the other Loan Documents (other than those which speak expressly only as of an earlier date) are true and correct in all material respects on and as of the date of the effectiveness of this Amendment after giving effect to this Amendment and the transactions contemplated hereby.

4 Conditions to Effectiveness. This Amendment shall be effective on the date when it shall have been duly executed and delivered by Borrower, each other Credit Party hereto, Agent and the Lenders.

5 Miscellaneous.

5.1	Effect; Ratification.

(a) Except as specifically set forth above, the Term Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. Without limiting the generality of the foregoing, each Credit Party (other than the ASCI Credit Parties) reaffirms its guaranty of the Obligations and the Liens securing those guaranties, notwithstanding the release of the guaranties and Liens granted by the ASCI Credit Parties.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender under the Term Loan Agreement or any other Loan Document, nor constitute amendment of any provision of the Term Loan Agreement or any other Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Term Loan Agreement and the Guaranty and Security Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Term Loan Agreement or the Guaranty and Security Agreement, as applicable, as amended hereby.

(c) Each Credit Party acknowledges and agrees that the amendments and waivers set forth herein are effective solely for the purposes set forth herein and that the execution and delivery by Agent of this Amendment shall not be deemed (i) except as expressly provided in this Amendment, to be a consent to any amendment, waiver or modification of any term or condition of the Term Loan Agreement or of any other Loan Document, (ii) to create a course of dealing or otherwise obligate Agent or Lenders to forbear, waive, consent or execute similar amendments under the same or similar circumstances in the future, or (iii) to amend, prejudice, relinquish or impair any right of Agent or Lenders to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to this Amendment.

5.2 Counterparts and Signatures by Fax. This Amendment may be executed in any number of counterparts, each such counterpart constituting an original but all together one and the same instrument. Any party delivering an executed

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counterpart of this Amendment by fax shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Amendment.

5.3 Severability. In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

5.4 Loan Document. This Amendment shall constitute a Loan Document.

5.5 GOVERNING LAW. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL, IN ALL RESPECTS, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

BORROWER:

BURLINGTON MORELOS, S.A DE C.V.

By:	/s/ Neil W. Koonce
Name:	Neil W. Koonce
Title:	Vice President

By:	/s/ Gary L. Smith
Name:	Gary L. Smith
Title:	Director

[Signature Page to Amendment to Term Loan Agreement and Subordinated Guaranty and Security Agreement]

OTHER CREDIT PARTIES:

INTERNATIONAL TEXTILE GROUP, INC.
CONE JACQUARDS LLC
CARLISLE FINISHING LLC
APPAREL FABRICS PROPERTIES, INC.
BURLINGTON APPAREL SERVICES COMPANY
BURLINGTON INDUSTRIES V, LLC
BWW CT, INC.
CLIFFSIDE DENIM LLC
CONE ADMINISTRATIVE AND SALES LLC
CONE INTERNATIONAL HOLDINGS II, INC.
INTERNATIONAL TEXTILE GROUP ACQUISITION GROUP LLC
BURLINGTON INDUSTRIES LLC
WLR CONE MILLS IP, INC.
CONE DENIM LLC
BI PROPERTIES I, INC.
BURLINGTON INTERNATIONAL SERVICES COMPANY
BURLINGTON INDUSTRIES IV, LLC
BURLINGTON WORLDWIDE INC.
BILLC ACQUISITION LLC
CONE DENIM WHITE OAK LLC
CONE INTERNATIONAL HOLDINGS, INC.
CONE ACQUISITION LLC

By:	/s/ Gary L. Smith
Name:	Gary L. Smith
Title:	EVP and CFO of each of the entities listed above

[Signature Page to Amendment to Term Loan Agreement and Subordinated Guaranty and Security Agreement]

VALENTEC WELLS, LLC
ASCI HOLDINGS GERMANY (DE), INC.
ASCI HOLDINGS ASIA PACIFIC (DE), LLC
ASCI HOLDINGS CZECH (DE), INC.
ASCI HOLDINGS U.K. (DE), INC.
ASCI HOLDINGS MEXICO (DE), INC.
AUTOMOTIVE SAFETY COMPONENTS INTERNATIONAL, INC.
SAFETY COMPONENTS FABRIC TECHNOLOGIES, INC.
AUTOMOTIVE SAFETY COMPONENTS INTERNATIONAL LIMITED

By:	/s/ Stephen B. Duerk
Name:	Stephen B. Duerk
Title:	of each of the entities listed above

[Signature Page to Amendment to Term Loan Agreement and Subordinated Guaranty and Security Agreement]

AGENT AND LENDERS:

GENERAL ELECTRIC CAPITAL CORPORATION, as the Agent and a Lender

By:	/s/ John Garvey
Title:	Its Duly Authorized Signatory

[Signature Page to Amendment to Term Loan Agreement and Subordinated Guaranty and Security Agreement]

UBS AG, STAMFORD BRANCH, as a Lender

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director

By:	/s/ David B. Julie
Name:	David B. Julie
Title:	Associate Director

[Signature Page to Amendment to Term Loan Agreement and Subordinated Guaranty and Security Agreement]

BANK OF AMERICA, NA, as a Lender

By:	/s/ John Yankauskas
Name:	John Yankauskas
Title:	Sr. Vice President

[Signature Page to Amendment to Term Loan Agreement and Subordinated Guaranty and Security Agreement]